UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 17, 2007

LONGS DRUG STORES CALIFORNIA, INC.

EMPLOYEE SAVINGS AND PROFIT SHARING PLAN

(Exact name of registrant as specified in its charter)

Maryland	1-8978	68-0048627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 North Civic Drive, Walnut Creek, California	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 937-1170

Inapplicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 17, 2007, Longs Drug Stores California, Inc., as Plan Administrator for Longs Drug Stores California, Inc. Employee Savings and Profit Sharing Plan (the “Plan”), changed the independent registered public accountants (“auditors”) for the Plan to Mohler, Nixon & Williams Accountancy Corporation (“Mohler Nixon”). Previously, Deloitte & Touche LLP (“Deloitte”) had served as auditors for the Plan. The action to change the Plan’s auditors was approved by the Plan’s Administrative Committee. The dismissal of Deloitte relates only to the Plan and did not result from any dissatisfaction with the quality of professional services rendered by Deloitte. Deloitte remains the independent registered public accounting firm for Longs Drugs Stores Corporation.

During the Plan’s two most recent fiscal years, the reports of Deloitte with respect to the Plan’s financial statements have not contained an adverse opinion or disclaimer of opinion, nor have the opinions been qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Plan’s two most recent fiscal years, and any subsequent interim period prior to the end of Deloitte’s service as the Plan’s auditors, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the matter in its report. During the two most recent fiscal years and through the date hereof, there have been no “reportable events” (as defined in Regulation S-K, Item 304(a)(1)(v)). The Plan requested that Deloitte furnish the Plan with a letter addressed to the Securities and Exchange Commission stating that Deloitte agrees with the above statements. A copy of Deloitte’s letter, dated April 17, 2007, is filed as Exhibit 16.1 to this Form 8-K.

During the Plan’s two most recent fiscal years and any subsequent interim period prior to the Plan’s change of auditors, neither the Plan nor anyone acting on behalf of the Plan consulted Mohler Nixon about any matter that was either the subject of a disagreement or any other matter, including any “reportable event,” the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements. Consequently, no written report to the Plan or oral advice was provided by Mohler Nixon which that firm concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibit is being furnished as part of this Form 8-K:

16.1	Letter of Deloitte & Touche LLP, dated April 17, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2007	By:	/s/ Linda M. Watt
	Name:	Linda M. Watt
	Title:	Chairperson, Administrative Committee,
Longs Drug Stores California, Inc.
Employee Savings and Profit Sharing Plan

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of Deloitte & Touche LLP, dated April 17, 2007

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